FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
FINANCIAL INCOME (EXPENSES), NET [Abstract]
Bank charges	$ (86)	$ (63)	$ (62)
Changes in fair value of warrants to purchase preferred shares		(4,309)	(1,446)
Exchange rate gain (loss), net	$ (1,723)	(1,817)	307
Total expenses	(1,809)	(6,189)	(1,201)
Interest income	330	201	77
Total financial expenses, net	$ (1,479)	$ (5,988)	$ (1,124)